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                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

     AMENDMENT, dated as of May 7, 1999, to (a) the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 1998, (as amended by the Amendment, dated as of December 7, 1998, the "Credit Agreement") among METRIS COMPANIES INC., a Delaware corporation (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"), NATIONSBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK, as documentation agent, U.S. BANK NATIONAL ASSOCIATION, as documentation agent (collectively in such capacity, the "Documentation Agents"), BARCLAYS BANK PLC as co-agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co-agent (collectively in such capacity, the "Co-Agents"), and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the "Administrative Agent") and (b) the AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of June 30, 1998 (the "Pledge Agreement"), among the Borrower, Metris Direct, Inc., a Delaware corporation, and the Administrative Agent (this "Amendment").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, in connection with the acquisition by the Borrower of certain credit card portfolio assets from General Electric Consumer Card Company (the "GECC Portfolio"), the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided herein;

     WHEREAS, in connection with certain other amendments to the Credit Agreement and the Pledge Agreement, the Borrower has requested, and the Lenders have agreed, that certain provisions of each of the Credit Agreement and the Pledge Agreement be amended as provided herein;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENTS

     1.1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

     1.2. Amendment to Section 1.1. The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:
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                                                                               2

     "'Borrowing Base' shall mean, at any time, an amount equal to the product of (x) Managed Accounts Receivable (other than Managed Accounts Receivable of DMCCB or any other Depositary Institution, which Managed Accounts Receivable have not been sold to the Borrower or any other Subsidiary of the Borrower) times (y) the Advance Rate. The Borrowing Base at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Administrative Agent, absent any error in such Borrowing Base Certificate."

     1.3. Amendment to Section 6.01. Paragraph (g) of Section 6.01 of the Credit Agreement is deleted in its entirety and the following paragraph (g) is substituted in lieu thereof:

     "(g) Borrowing Base. In the case of the Borrower, permit the aggregate principal amount of Funded Senior Debt (other than Funded Senior Debt incurred by DMCCB or any other Depositary Institution, including that of the type described in clause (c) of the definition of Funded Senior Debt) at any time to exceed the Borrowing Base then in effect."

     1.4. Amendment to Section 6.06(d). Each occurrence of the phrase "loans, advances or investments" contained in paragraph (d) of Section 6.06 of the Credit Agreement is deleted and the phrase "loans, advances, investments or Guarantees" is substituted in lieu thereof.

     1.5. Amendment to Section 6.06(g). Paragraph (g) of Section 6.06 of the Credit Agreement is deleted in its entirety and the following paragraph (g) is substituted in lieu thereof:

     "(g) Permitted Business Acquisitions so long as the aggregate consideration paid by the Borrower and its Subsidiaries in respect of all Permitted Business Acquisitions (i) of Accounts, consummated or entered into during any period of four consecutive fiscal quarter periods of the Borrower (an "Acquisition Test Period") (provided, that for the purposes of this clause (i), the aggregate consideration paid for Accounts on the date of any determination pursuant to this clause (g) made after the end of the fiscal quarter during which such Accounts were acquired shall be deemed to be the lesser of (x) the actual aggregate consideration paid by the Borrower and its Subsidiaries and (y) the outstanding amount of such Accounts determined in accordance with GAAP as of the most recent fiscal quarter ending prior to such date of determination), shall not exceed 30% of the average Managed Accounts Receivable as of the last day of each of the four fiscal quarter periods of the Borrower and its Subsidiaries most recently ended; provided, that (1) the acquisition of the GECC Portfolio by the Borrower shall in any event be deemed to be a Permitted Business Acquisition for the Acquisition Test Period ending on June 30, 1999 so long as no other Permitted Business Acquisition is made during the period from May 7, 1999 through June 30, 1999; (2) in the event that the GECC Portfolio is acquired by the Borrower, such percentage shall be changed to 35% for the Acquisition Test Period ending on September 30, 1999, and (3) any acquisition that is a Permitted Business Acquisition on the date of determination pursuant to this Section 6.06(g) shall remain a Permitted Business Acquisition once such transaction is consummated, notwithstanding the average Managed Accounts Receivable subsequent to such date of determination and (ii) otherwise, the cash portion of such consideration does not exceed $50,000,000; for purposes of the foregoing, the aggregate consideration shall not include any payment with Capital Stock or assumption of Indebtedness (which assumption must otherwise not cause an Event of Default after giving effect to such assumption);".
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                                                                               3

     1.6. Amendment to Section 6.06(i). Paragraph (i) of Section 6.06 of the Credit Agreement is deleted in its entirety and the following paragraph (i) is substituted in lieu thereof:

     "(i) other loans, advances, investments or Guarantees by the Borrower or any of its Subsidiaries that do not exceed $10,000,000 in the aggregate at any one time outstanding (measured as of the date made and without giving effect to subsequent changes in value)."

     1.7. Amendments to Pledge Agreement. (a) Section 2 of the Pledge Agreement is hereby amended by adding the following sentence to the end thereof:

     "Notwithstanding anything to the contrary contained herein, no capital stock of any Subsidiary that is not organized in the United States shall be required to be pledged hereunder."

     (b) Section 3(a) of the Pledge Agreement is deleted in its entirety and the following paragraph (a) is substituted in lieu thereof:

     "(a) the Pledged Stock set forth in Schedule I attached hereto (and revised from time to time with the pledge of any additional stock) pledged by such Pledgor represents all the outstanding capital stock of each of its Subsidiaries (other than as to any Subsidiary that is not organized in the United States or as to the pledge of whose Capital Stock is prohibited by law);".

                            SECTION II. MISCELLANEOUS

     2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective (the "Amendment Effective Date") as of the date first set forth above upon (a) the Administrative Agent having received counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders and (b) payment to the Administrative Agent and the Lenders by the Borrower of such fees in respect of this Amendment as have been previously agreed upon by the Borrower and the Administrative Agent.

     2.2. Representations and Warranties. The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof

     2.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
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     2.4. Continuing Effect; No Other Amendments. Except to the extent expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect and are not waived in any respect. This Amendment shall constitute a Loan Document.

     2.5. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

     2.6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        METRIS COMPANIES INC., as Borrower and
                                        as a Pledgor

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        METRIS DIRECT, INC., as a Pledgor

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent, Lender and
                                        Issuing Bank

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        NATIONSBANK, N.A.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCHES

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BARCLAYS BANK PLC,
                                        NEW YORK BRANCH

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE SUMITOMO BANK, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        THE BANK OF NEW YORK

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BANQUE NATIONALE DE PARIS

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        THE FUJI BANK, LIMITED

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        KZH IV LLC

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        VAN KAMPEN PRIME RATE INCOME TRUST

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        KZH SHOSHONE LLC

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        AMARA-1 FINANCE LTD

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        AMARA-2 FINANCE LTD

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        CERES FINANCE LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                        BANK OF AMERICA NATIONAL TRUST &
                                        SAVINGS ASSOCIATION

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        STRATA FUNDING LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        SPS TRADES

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-I, LTD.

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:
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                                        FIRST DOMINION FUNDING II

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title: